                                                                     EXHIBIT 4.1

  ---------------                                              --------------
       Number                       [LOGO]                        Shares

  ---------------                                              --------------

                                    XENOGEN

                     Discovery in the Living Organism(TM)

THIS CERTIFICATE IS TRANSFERABLE   INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE      SEE REVERSE FOR CERTAIN DEFINITIONS
 IN CANTON, MA OR NEW YORK, NY                                                                             CUSIP 9841OR 10 8

   This Certifies that






   is the record holder of



   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

     ________________________                     _________________________
 ____________________________ XENOGEN CORPORATION ______________________________
     ________________________                     _________________________

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated:



  /s/ Karen A. Dempsey       [SEAL]                     /s/ Pamela Reilly Contag
  --------------------                                  ------------------------
  CORPORATE SECRETARY                   PRESIDENT AND CO-CHIEF EXECUTIVE OFFICER

                                                       /s/ David W. Carter
                                                       -------------------------
                                         CHAIRMAN AND CO-CHIEF EXECUTIVE OFFICER

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                           UNIF GIFT MIN ACT -- ................ Custodian...................
TEN ENT -- as tenants by the entireties                                            (Cust)                    (Minor)
JT TEN  -- as joint tenants with right of                                       under Uniform Gifts to Minors
           survivorship and not as tenants                                      Act.........................................
           in common                                                                              (State)
                                                          UNIF TAF MIN ACT --  ............Custodian (unit age .............)
                                                                                  (Cust)
                                                                               ................... under Uniform Transfers
                                                                                      (Minor)
                                                                               to Minors Act................................
                                                                                                     (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, _____________________________________ hereby sell(s), assign(s) and transfer(s) unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
  --------------------------------------

  --------------------------------------

  ____________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

  ____________________________________________________________________________

  ____________________________________________________________________________

  ______________________________________________________________________ Shares
  of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

  ____________________________________________________________________ Attorney
  to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

  Dated _______________________________

                                         X ______________________________

                                         X ______________________________
                                    NOTICE THE SIGNATURE TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By ______________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.